Exhibit 10.6

DATE: February 23, 2009	TIME: 08:44:12
ESCROW NO: 521434-CL
ESCROW OFFICER: Carolyn Lamascus	CLOSING DATE: February 20, 2009
BUYER FINAL CLOSING STATEMENT
SELLER(S): Hovic Perian and Rima Perian
BUYER(S): Fontana Medical Plaza
PROPERTY: 17590 Foothill Boulevard, Fontana, CA 92335

	$ DEBITS	$ CREDITS
FINANCIAL:
Total Consideration	1,900,000.00
Deposit – Philip Elghanian or Assignee		50,000.00
Deposit – Screenland Development		19,800.00
Deposit – Fontana Medical Plaza		1,100,000.00
Deposit – Fontana Medical Plaza		834,953.74

PRORATIONS/ADJUSTMENTS:
Prepaid County Taxes at $9,351.40 Semi-Annual from 02/20/09 to 07/01/09	6,805.74

TITLE CHARGES:
CLTA Standard Coverage Policy – 1990 for 1,900,000.00	3,178.00
Documentary Transfer Tax	2,090.00
Recording Deed	15.00

ESCROW CHARGES
Escrow Fee	2,500
Express Mail	11.45

MISCELLANEOUS CHARGES:
Hovic & Rima Perian Extension Fees	19,800.00
Screenland Development Group, LLC Refund of deposit	19,800.00
Philip Elghanian Refund of deposit	50,000.00

BUYERS REFUND	$553.55

TOTALS	$2,004,753.74	$2,004,753.74
SAVE THIS STATEMENT FOR INCOME TAX PURPOSES